Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2022
2

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Revenues
Premiums	$9,132	$9,455	$13,095	$10,771	$11,721	$19,459	$22,492
Universal life and investment-type product policy fees	1,422	1,521	1,422	1,418	1,516	2,813	2,934
Net investment income	5,280	5,568	5,233	4,284	3,583	10,594	7,867
Other revenues	664	663	661	660	616	1,295	1,276
Net investment gains (losses)	1,605	(84)	(126)	(518)	(685)	1,739	(1,203)
Net derivative gains (losses)	421	(218)	(196)	(859)	(1,195)	(1,814)	(2,054)
Total revenues	18,524	16,905	20,089	15,756	15,556	34,086	31,312

Expenses
Policyholder benefits and claims	9,405	10,103	13,923	11,193	11,790	19,928	22,983
Interest credited to policyholder account balances	1,515	1,287	1,385	630	492	2,866	1,122
Policyholder dividends	236	189	204	198	193	483	391
Capitalization of DAC	(642)	(635)	(666)	(650)	(622)	(1,417)	(1,272)
Amortization of DAC and VOBA	537	816	612	537	616	1,127	1,153
Amortization of negative VOBA	(10)	(6)	(9)	(9)	(10)	(19)	(19)
Interest expense on debt	228	240	224	225	226	456	451
Other expenses	2,768	2,869	3,110	2,917	2,873	5,884	5,790
Total expenses	14,037	14,863	18,783	15,041	15,558	29,308	30,599
Income (loss) before provision for income tax	4,487	2,042	1,306	715	(2)	4,778	713
Provision for income tax expense (benefit)	1,075	453	95	41	(140)	1,003	(99)
Net income (loss)	3,412	1,589	1,211	674	138	3,775	812
Less: Net income (loss) attributable to noncontrolling interests	5	5	6	5	6	10	11
Net income (loss) attributable to MetLife, Inc.	3,407	1,584	1,205	669	132	3,765	801
Less: Preferred stock dividends	35	63	29	63	29	103	92
Preferred stock redemption premium	6	—	—	—	—	6	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$3,366	$1,521	$1,176	$606	$103	$3,656	$709

Premiums, fees and other revenues	$11,218	$11,639	$15,178	$12,849	$13,853	$23,567	$26,702

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Net income (loss) available to MetLife, Inc.'s common shareholders	$3,366	$1,521	$1,176	$606	$103
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	1,605	(84)	(126)	(518)	(685)
Less: Net derivative gains (losses)	421	(218)	(196)	(859)	(1,195)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(247)	(333)	(501)	(183)	(253)
Less: Provision for income tax (expense) benefit	(491)	99	167	444	616
Add: Net income (loss) attributable to noncontrolling interests	5	5	6	5	6
Add: Preferred stock redemption premium	6	—	—	—	—
Adjusted earnings available to common shareholders	2,089	2,062	1,838	1,727	1,626
Less: Total notable items (2)	66	(140)	140	—	77
Adjusted earnings available to common shareholders, excluding total notable items (2)	$2,023	$2,202	$1,698	$1,727	$1,549

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$3.83	$1.77	$1.39	$0.73	$0.13
Less: Net investment gains (losses)	1.82	(0.10)	(0.15)	(0.62)	(0.84)
Less: Net derivative gains (losses)	0.48	(0.25)	(0.23)	(1.03)	(1.47)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.27)	(0.37)	(0.59)	(0.22)	(0.31)
Less: Provision for income tax (expense) benefit	(0.55)	0.11	0.20	0.53	0.76
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	0.01	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.37	2.39	2.17	2.08	2.00
Less: Total notable items per diluted common share (2)	0.08	(0.16)	0.17	—	0.09
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.30	$2.56	$2.01	$2.08	$1.90

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$(140)	$—	$—	$77
Litigation reserves and settlement costs	66	—	—	—	—
Tax adjustments	—	—	140	—	—
Total notable items	$66	$(140)	$140	$—	$77

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$(0.16)	$—	$—	$0.09
Litigation reserves and settlement costs	$0.08	$—	$—	$—	$—
Tax adjustments	$—	$—	$0.17	$—	$—
Total notable items	$0.08	$(0.16)	$0.17	$—	$0.09

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Weighted average common shares outstanding - diluted	879.7	861.2	845.2	830.5	814.5

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Book value per common share (1)	$75.86	$77.24	$77.12	$61.55	$41.73
Book value per common share, excluding AOCI other than FCTA (1)	$56.38	$57.29	$57.65	$57.12	$55.54
Book value per common share - tangible common stockholders' equity (1)	$44.56	$45.35	$45.61	$45.02	$43.62

	For the Three Months Ended
Unaudited	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Return on MetLife, Inc.'s (2):
Common stockholders' equity	21.2%	9.3%	7.3%	4.3%	1.0%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	13.2%	12.6%	11.4%	12.1%	15.6%
Common stockholders' equity, excluding AOCI other than FCTA	17.5%	17.0%	15.3%	14.7%	14.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	17.0%	18.2%	14.2%	14.7%	13.7%
Tangible common stockholders' equity	22.6%	21.7%	19.6%	18.8%	18.4%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Common shares outstanding, beginning of period	878.3	861.1	844.5	825.5	814.8
Share repurchases	(17.6)	(16.7)	(19.4)	(13.6)	(17.3)
Newly issued shares	0.4	0.1	0.4	2.9	0.1
Common shares outstanding, end of period	861.1	844.5	825.5	814.8	797.6

Weighted average common shares outstanding - basic	873.3	854.9	838.1	823.8	809.7
Dilutive effect of the exercise or issuance of stock-based awards	6.4	6.3	7.1	6.7	4.8
Weighted average common shares outstanding - diluted	879.7	861.2	845.2	830.5	814.5

MetLife Policyholder Trust Shares	132.4	131.1	129.3	127.8	126.2

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Total revenues	$18,524	$16,905	$20,089	$15,756	$15,556	$34,086	$31,312
Less: Net investment gains (losses)	1,605	(84)	(126)	(518)	(685)	1,739	(1,203)
Less: Net derivative gains (losses)	421	(218)	(196)	(859)	(1,195)	(1,814)	(2,054)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	12	46	13	(8)	(11)	12	(19)
Less: Other adjustments to revenues:
GMIB fees	24	25	24	23	22	49	45
Investment hedge adjustments	(212)	(228)	(235)	(215)	(232)	(432)	(447)
Operating joint venture adjustments	—	(1)	—	(6)	1	—	(5)
Unit-linked contract income	378	114	253	(498)	(688)	585	(1,186)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(3)	(1)	(1)	—	(2)	(6)	(2)
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	60	73	53	47	48	95	95
Divested businesses	—	92	93	66	—	912	66
Total adjusted revenues	$16,239	$17,087	$20,211	$17,724	$18,298	$32,946	$36,022

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Net investment income	$5,280	$5,568	$5,233	$4,284	$3,583	$10,594	$7,867
Less: Adjustments to net investment income:
Investment hedge adjustments	(212)	(228)	(235)	(215)	(232)	(432)	(447)
Operating joint venture adjustments	—	(1)	—	(6)	1	—	(5)
Unit-linked contract income	378	114	253	(498)	(688)	585	(1,186)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(3)	(1)	(1)	—	(2)	(6)	(2)
Divested businesses	—	16	15	11	—	36	11
Adjusted net investment income	$5,117	$5,668	$5,201	$4,992	$4,504	$10,411	$9,496

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Variable investment income (Included in net investment income above)	$1,202	$1,789	$1,269	$1,185	$389	$2,592	$1,574

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Premiums, fees and other revenues	$11,218	$11,639	$15,178	$12,849	$13,853	$23,567	$26,702
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	12	46	13	(8)	(11)	12	(19)
GMIB fees	24	25	24	23	22	49	45
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	60	73	53	47	48	95	95
Divested businesses	—	76	78	55	—	876	55
Adjusted premiums, fees and other revenues	$11,122	$11,419	$15,010	$12,732	$13,794	$22,535	$26,526
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,757	$11,106	$14,811	$12,562	$13,794

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Total expenses	$14,037	$14,863	$18,783	$15,041	$15,558	$29,308	$30,599
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	9	31	63	(19)	4	6	(15)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	8	8	7	7	6	17	13
Inflation and pass-through adjustments	(18)	—	99	39	152	(96)	191
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	58	129	93	(44)	(109)	173	(153)
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	16	21	23	12	(34)	39	(22)
PAB hedge adjustments	(1)	(1)	—	—	—	(1)	—
Unit-linked contract costs	366	116	246	(505)	(695)	576	(1,200)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(6)	(7)	(9)	(7)	(4)	(12)	(11)
Regulatory implementation costs	6	—	1	—	2	3	2
Acquisition, integration and other costs	4	2	(1)	7	13	8	20
TSA fees	60	73	53	47	48	95	95
Divested businesses	4	81	126	55	8	828	63
Total adjusted expenses	$13,531	$14,410	$18,082	$15,449	$16,167	$27,672	$31,616

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Capitalization of DAC	$(642)	$(635)	$(666)	$(650)	$(622)	$(1,417)	$(1,272)
Less: Divested businesses	—	(15)	(15)	(11)	—	(89)	(11)
Adjusted capitalization of DAC	$(642)	$(620)	$(651)	$(639)	$(622)	$(1,328)	$(1,261)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Other expenses	$2,768	$2,869	$3,110	$2,917	$2,873	$5,884	$5,790
Less: Noncontrolling interests	(6)	(7)	(9)	(7)	(4)	(12)	(11)
Less: Regulatory implementation costs	6	—	1	—	2	3	2
Less: Acquisition, integration and other costs	4	2	(1)	7	13	8	20
Less: TSA fees	60	73	53	47	48	95	95
Less: Divested businesses	4	41	81	32	8	236	40
Adjusted other expenses	$2,700	$2,760	$2,985	$2,838	$2,806	$5,554	$5,644
Adjusted other expenses on a constant currency basis	$2,545	$2,625	$2,887	$2,760	$2,806

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Other expenses	$2,768	$2,869	$3,110	$2,917	$2,873	$5,884	$5,790
Capitalization of DAC	(642)	(635)	(666)	(650)	(622)	(1,417)	(1,272)
Other expenses, net of capitalization of DAC	$2,126	$2,234	$2,444	$2,267	$2,251	$4,467	$4,518

Premiums, fees and other revenues	$11,218	$11,639	$15,178	$12,849	$13,853	$23,567	$26,702

Expense ratio	19.0%	19.2%	16.1%	17.6%	16.2%	19.0%	16.9%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Adjusted other expenses by major category
Direct expenses	$1,188	$1,266	$1,483	$1,337	$1,341	$2,447	$2,678
Pension, postretirement and postemployment benefit costs	43	44	52	25	24	68	49
Premium taxes, other taxes, and licenses & fees	169	142	147	151	137	318	288
Commissions and other variable expenses	1,300	1,308	1,303	1,325	1,304	2,721	2,629
Adjusted other expenses	2,700	2,760	2,985	2,838	2,806	5,554	5,644
Adjusted capitalization of DAC	(642)	(620)	(651)	(639)	(622)	(1,328)	(1,261)
Adjusted other expenses, net of adjusted capitalization of DAC	2,058	2,140	2,334	2,199	2,184	4,226	4,383
Less: Total notable items related to adjusted other expenses (1)	(84)	—	—	—	—	(84)	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,142	$2,140	$2,334	$2,199	$2,184	$4,310	$4,383

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Employee related costs	$793	$789	$906	$899	$866	$1,690	$1,765
Third party staffing costs	333	347	413	375	371	635	746
General and administrative expenses	62	130	164	63	104	122	167
Direct expenses	1,188	1,266	1,483	1,337	1,341	2,447	2,678
Less: Total notable items related to direct expenses (1)	(84)	—	—	—	—	(84)	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,272	$1,266	$1,483	$1,337	$1,341	$2,531	$2,678

Adjusted other expenses, net of adjusted capitalization of DAC	$2,058	$2,140	$2,334	$2,199	$2,184	$4,226	$4,383
Less: Total notable items related to adjusted other expenses (1)	(84)	—	—	—	—	(84)	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,142	$2,140	$2,334	$2,199	$2,184	$4,310	$4,383

Adjusted premiums, fees and other revenues	$11,122	$11,419	$15,010	$12,732	$13,794	$22,535	$26,526
Less: PRT	(14)	(24)	3,551	1,258	2,564	(14)	3,822
Adjusted premiums, fees and other revenues, excluding PRT	$11,136	$11,443	$11,459	$11,474	$11,230	$22,549	$22,704

Direct expense ratio	10.7%	11.1%	9.9%	10.5%	9.7%	10.9%	10.1%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.4%	11.1%	12.9%	11.7%	11.9%	11.2%	11.8%

Adjusted expense ratio	18.5%	18.7%	15.5%	17.3%	15.8%	18.8%	16.5%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.2%	18.7%	20.4%	19.2%	19.4%	19.1%	19.3%

(1)Notable items are related to “litigation reserves and settlement costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$340,695	$341,038	$340,274	$320,079	$284,178
Equity securities, at estimated fair value	1,001	941	1,269	988	1,085
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,177	12,055	12,142	11,418	9,875
Mortgage loans	81,497	80,964	79,353	79,968	82,055
Policy loans	9,256	9,186	9,111	9,036	8,876
Real estate and real estate joint ventures	11,901	12,182	12,216	12,379	12,376
Other limited partnership interests	11,980	13,480	14,625	14,570	14,636
Short-term investments, principally at estimated fair value	3,759	7,150	7,176	3,146	3,043
Other invested assets	18,977	18,683	18,655	18,696	19,901
Total investments	491,243	495,679	494,821	470,280	436,025
Cash and cash equivalents, principally at estimated fair value	25,037	18,956	20,047	23,488	20,548
Accrued investment income	3,202	3,354	3,185	3,251	3,154
Premiums, reinsurance and other receivables	18,236	17,816	17,149	17,926	17,769
Deferred policy acquisition costs and value of business acquired	16,527	16,191	16,061	18,409	20,248
Current income tax recoverable	52	—	184	39	274
Goodwill	9,768	9,638	9,535	9,510	9,151
Assets held-for-sale	7,590	7,462	7,238	4,582	—
Other assets	11,651	11,614	11,615	11,743	11,895
Separate account assets	189,947	180,954	179,873	165,056	143,829
Total assets	$773,253	$761,664	$759,708	$724,284	$662,893

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$199,376	$197,086	$199,721	$195,789	$193,474
Policyholder account balances	204,948	203,973	203,473	206,762	200,580
Other policy-related balances	17,527	17,735	17,751	19,553	19,284
Policyholder dividends payable	572	525	478	450	457
Policyholder dividend obligation	2,115	1,952	1,682	—	—
Payables for collateral under securities loaned and other transactions	30,620	31,382	31,920	30,481	23,819
Short-term debt	393	346	341	323	196
Long-term debt	14,518	14,010	13,933	13,848	13,677
Collateral financing arrangement	818	806	766	754	741
Junior subordinated debt securities	3,154	3,155	3,156	3,156	3,157
Current income tax payable	—	103	—	—	—
Deferred income tax liability	9,748	9,850	9,693	5,690	1,301
Liabilities held-for-sale	6,844	6,757	6,634	4,297	—
Other liabilities	23,250	23,697	22,538	23,888	25,011
Separate account liabilities	189,947	180,954	179,873	165,056	143,829
Total liabilities	703,830	692,331	691,959	670,047	625,526

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,440	33,457	33,511	33,531	33,548
Retained earnings	39,318	40,426	41,197	41,406	41,101
Treasury stock, at cost	(15,941)	(16,956)	(18,157)	(19,072)	(20,188)
Accumulated other comprehensive income (loss)	12,309	12,111	10,919	(1,912)	(17,372)
Total MetLife, Inc.'s stockholders' equity	69,138	69,050	67,482	53,965	37,101
Noncontrolling interests	285	283	267	272	266
Total equity	69,423	69,333	67,749	54,237	37,367
Total liabilities and equity	$773,253	$761,664	$759,708	$724,284	$662,893

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$315	$141	$25	$143	$507
RETIREMENT AND INCOME SOLUTIONS	826	989	784	733	489
TOTAL U.S.	$1,141	$1,130	$809	$876	$996
ASIA	741	806	819	813	545
LATIN AMERICA	131	28	149	192	352
EMEA	129	116	60	68	84
METLIFE HOLDINGS	672	761	603	472	456
CORPORATE & OTHER	(106)	(164)	(311)	(146)	(302)
Total adjusted earnings before provision for income tax	$2,708	$2,677	$2,129	$2,275	$2,131

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$67	$30	$5	$31	$107
RETIREMENT AND INCOME SOLUTIONS	172	205	164	152	101
TOTAL U.S.	$239	$235	$169	$183	$208
ASIA	221	237	233	233	159
LATIN AMERICA	34	(1)	24	50	85
EMEA	35	22	18	16	20
METLIFE HOLDINGS	136	155	121	95	92
CORPORATE & OTHER	(81)	(96)	(303)	(92)	(88)
Total provision for income tax expense (benefit)	$584	$552	$262	$485	$476

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$248	$111	$20	$112	$400
RETIREMENT AND INCOME SOLUTIONS	654	784	620	581	388
TOTAL U.S.	$902	$895	$640	$693	$788
ASIA	520	569	586	580	386
LATIN AMERICA	97	29	125	142	267
EMEA	94	94	42	52	64
METLIFE HOLDINGS	536	606	482	377	364
CORPORATE & OTHER (1)	(60)	(131)	(37)	(117)	(243)
Total adjusted earnings available to common shareholders (1)	$2,089	$2,062	$1,838	$1,727	$1,626

(1)Includes impact of preferred stock dividends of $35 million, $63 million, $29 million, $63 million and $29 million for the three months ended June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

U.S.
GROUP BENEFITS	34.2%	15.3%	2.8%	9.4%	33.7%
RETIREMENT AND INCOME SOLUTIONS	40.8%	48.9%	38.6%	34.8%	23.3%
TOTAL U.S.	38.7%	38.4%	27.5%	24.3%	27.6%
ASIA	14.2%	15.5%	16.0%	16.1%	10.7%
LATIN AMERICA	14.1%	4.2%	18.1%	20.8%	39.1%
EMEA	13.2%	13.2%	5.9%	9.2%	11.4%
METLIFE HOLDINGS	20.6%	23.2%	18.5%	13.7%	13.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

U.S.	45.1%	44.8%	32.2%	32.6%	37.0%
ASIA	21.3%	23.2%	23.9%	24.1%	16.1%
LATIN AMERICA	22.1%	6.6%	28.5%	32.5%	61.1%
EMEA	22.6%	22.8%	10.2%	13.7%	16.9%
METLIFE HOLDINGS	22.5%	25.4%	20.3%	15.0%	14.5%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2021	2022	2021	2022
U.S.
GROUP BENEFITS	$2,899	$4,745
RETIREMENT AND INCOME SOLUTIONS	6,418	6,672
TOTAL U.S.	$9,317	$11,417	$8,116	$8,653
ASIA	$14,648	$14,437	$9,824	$9,639
LATIN AMERICA	$2,757	$2,730	$1,757	$1,748
EMEA	$2,844	$2,250	$1,683	$1,543
METLIFE HOLDINGS	$10,428	$11,011	$9,581	$10,125

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
U.S.	$13	$14	$13	$13	$13
ASIA	$2	$1	$1	$1	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$1	$2	$1	$1	$1
METLIFE HOLDINGS	$4	$3	$4	$3	$4

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$5,474	$5,746	$9,439	$7,164	$8,254	$11,173	$15,418
Universal life and investment-type product policy fees	282	279	282	297	284	579	581
Net investment income	1,998	2,098	1,942	1,874	1,710	4,008	3,584
Other revenues	380	383	379	426	405	776	831
Total adjusted revenues	8,134	8,506	12,042	9,761	10,653	16,536	20,414

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,739	6,118	9,958	7,566	8,320	11,881	15,886
Interest credited to policyholder account balances	359	362	342	347	387	718	734
Capitalization of DAC	(13)	(17)	(17)	(23)	(14)	(31)	(37)
Amortization of DAC and VOBA	8	26	10	14	14	24	28
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	3	2	1	3	3
Other expenses	898	886	937	979	949	1,809	1,928
Total adjusted expenses	6,993	7,376	11,233	8,885	9,657	14,404	18,542
Adjusted earnings before provision for income tax	1,141	1,130	809	876	996	2,132	1,872
Provision for income tax expense (benefit)	239	235	169	183	208	446	391
Adjusted earnings	902	895	640	693	788	1,686	1,481
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$902	$895	$640	$693	$788	$1,686	$1,481

Adjusted premiums, fees and other revenues	$6,136	$6,408	$10,100	$7,887	$8,943	$12,528	$16,830
Less: PRT	(14)	(24)	3,551	1,258	2,564	(14)	3,822
Adjusted premiums, fees and other revenues, excluding PRT	$6,150	$6,432	$6,549	$6,629	$6,379	$12,542	$13,008

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$5,085	$5,006	$5,278	$5,433	$5,210	$10,191	$10,643
Universal life and investment-type product policy fees	207	204	206	216	210	419	426
Net investment income	295	290	296	280	278	574	558
Other revenues	307	307	307	355	336	625	691
Total adjusted revenues	5,894	5,807	6,087	6,284	6,034	11,809	12,318

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,761	4,853	5,206	5,259	4,649	9,731	9,908
Interest credited to policyholder account balances	30	33	32	31	32	62	63
Capitalization of DAC	(5)	(5)	(4)	(4)	(6)	(10)	(10)
Amortization of DAC and VOBA	8	8	7	5	8	13	13
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	1	—	—	—	—
Other expenses	785	777	820	850	844	1,579	1,694
Total adjusted expenses	5,579	5,666	6,062	6,141	5,527	11,375	11,668
Adjusted earnings before provision for income tax	315	141	25	143	507	434	650
Provision for income tax expense (benefit)	67	30	5	31	107	93	138
Adjusted earnings	248	111	20	112	400	341	512
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$248	$111	$20	$112	$400	$341	$512

Adjusted premiums, fees and other revenues	$5,599	$5,517	$5,791	$6,004	$5,756	$11,235	$11,760

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$389	$740	$4,161	$1,731	$3,044	$982	$4,775
Universal life and investment-type product policy fees	75	75	76	81	74	160	155
Net investment income	1,703	1,808	1,646	1,594	1,432	3,434	3,026
Other revenues	73	76	72	71	69	151	140
Total adjusted revenues	2,240	2,699	5,955	3,477	4,619	4,727	8,096

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	978	1,265	4,752	2,307	3,671	2,150	5,978
Interest credited to policyholder account balances	329	329	310	316	355	656	671
Capitalization of DAC	(8)	(12)	(13)	(19)	(8)	(21)	(27)
Amortization of DAC and VOBA	—	18	3	9	6	11	15
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	2	2	1	3	3
Other expenses	113	109	117	129	105	230	234
Total adjusted expenses	1,414	1,710	5,171	2,744	4,130	3,029	6,874
Adjusted earnings before provision for income tax	826	989	784	733	489	1,698	1,222
Provision for income tax expense (benefit)	172	205	164	152	101	353	253
Adjusted earnings	654	784	620	581	388	1,345	969
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$654	$784	$620	$581	$388	$1,345	$969

Adjusted premiums, fees and other revenues	$537	$891	$4,309	$1,883	$3,187	$1,293	$5,070
Less: PRT	(14)	(24)	3,551	1,258	2,564	(14)	3,822
Adjusted premiums, fees and other revenues, excluding PRT	$551	$915	$758	$625	$623	$1,307	$1,248

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$19,694	$19,783	$19,682	$19,825	$19,996
Premiums and deposits	6,014	5,897	6,227	6,483	6,121
Surrenders and withdrawals	(700)	(673)	(657)	(683)	(688)
Benefit payments	(4,795)	(4,895)	(5,165)	(5,213)	(4,631)
Net flows	519	329	405	587	802
Net transfers from (to) separate accounts	2	1	—	4	3
Interest	123	125	125	124	129
Policy charges	(147)	(146)	(147)	(150)	(155)
Other	(408)	(410)	(240)	(394)	(643)
Balance, end of period	$19,783	$19,682	$19,825	$19,996	$20,132

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$1,161	$1,233	$1,220	$1,292	$1,182
Premiums and deposits	67	68	68	69	69
Surrenders and withdrawals	(18)	(16)	(19)	(21)	(17)
Benefit payments	(2)	(2)	—	(5)	(2)
Net flows	47	50	49	43	50
Investment performance	85	(4)	80	(88)	(183)
Net transfers from (to) general account	(2)	(1)	—	(4)	(3)
Policy charges	(58)	(58)	(58)	(60)	(60)
Other	—	—	1	(1)	—
Balance, end of period	$1,233	$1,220	$1,292	$1,182	$986

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Direct and allocated expenses	$392	$400	$434	$438	$436
Pension, postretirement and postemployment benefit costs	7	8	7	1	1
Premium taxes, other taxes, and licenses & fees	83	73	74	77	73
Commissions and other variable expenses	303	296	305	334	334
Adjusted other expenses	$785	$777	$820	$850	$844

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Group Life (2)
Adjusted premiums, fees and other revenues	$2,078	$2,074	$2,151	$2,180	$2,126
Mortality ratio	94.3%	106.2%	106.3%	103.8%	85.8%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,341	$2,352	$2,388	$2,519	$2,481
Interest adjusted benefit ratio (4)	73.8%	70.7%	74.2%	72.5%	73.1%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$134,056	$136,524	$134,283	$136,331	$136,782
Premiums and deposits	20,382	20,813	20,151	25,113	26,017
Surrenders and withdrawals	(19,759)	(20,936)	(17,271)	(20,104)	(23,750)
Benefit payments	(1,344)	(1,379)	(1,495)	(1,488)	(1,479)
Net flows	(721)	(1,502)	1,385	3,521	788
Net transfers from (to) separate accounts	8	—	1	(26)	—
Interest	938	942	943	954	1,005
Policy charges	(44)	(43)	(28)	(45)	(46)
Other	2,287	(1,638)	(253)	(3,953)	(1,315)
Balance, end of period	$136,524	$134,283	$136,331	$136,782	$137,214

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$82,183	$82,432	$81,091	$79,925	$69,123
Premiums and deposits	1,443	1,027	838	2,617	1,309
Surrenders and withdrawals (1)	(2,329)	(3,214)	(2,781)	(8,953)	(1,424)
Benefit payments	(64)	(27)	(36)	(25)	(20)
Net flows	(950)	(2,214)	(1,979)	(6,361)	(135)
Investment performance	2,167	256	954	(3,138)	(3,168)
Net transfers from (to) general account	(8)	—	(1)	26	—
Policy charges	(83)	(87)	(82)	(94)	(84)
Other	(877)	704	(58)	(1,235)	(4,114)
Balance, end of period	$82,432	$81,091	$79,925	$69,123	$61,622

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$38,514	$37,773	$39,365	$40,121	$43,485
Premiums and deposits (1)	314	1,857	1,547	3,598	1,268
Surrenders and withdrawals	(1,251)	(463)	(993)	(436)	(132)
Net flows	(937)	1,394	554	3,162	1,136
Interest	196	198	202	202	220
Balance, end of period	$37,773	$39,365	$40,121	$43,485	$44,841

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, end of period	$9,502	$9,358	$14,824	$14,898	$14,753

(1)Includes $0, $119 million, $750 million, $1,884 million and $0 of transfers from separate account GICs to synthetic GICs at June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Direct and allocated expenses	$58	$57	$60	$65	$61
Pension, postretirement and postemployment benefit costs	2	2	3	—	1
Premium taxes, other taxes, and licenses & fees	11	3	15	5	4
Commissions and other variable expenses	42	47	39	59	39
Adjusted other expenses	$113	$109	$117	$129	$105

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Investment income yield excluding variable investment income yield	3.82%	3.77%	3.72%	3.68%	3.94%
Variable investment income yield	1.26%	1.63%	1.11%	0.92%	0.13%
Total investment income yield	5.08%	5.40%	4.83%	4.60%	4.07%
Average crediting rate	2.84%	2.84%	2.81%	2.79%	2.91%
Annualized general account spread	2.24%	2.56%	2.02%	1.81%	1.16%

Annualized general account spread excluding variable investment income yield	0.98%	0.93%	0.91%	0.89%	1.03%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$1,582	$1,594	$1,560	$1,553	$1,395	$3,267	$2,948
Universal life and investment-type product policy fees	436	477	443	448	498	894	946
Net investment income	1,158	1,354	1,276	1,242	1,012	2,422	2,254
Other revenues	19	17	19	21	24	37	45
Total adjusted revenues	3,195	3,442	3,298	3,264	2,929	6,620	6,193

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,233	1,220	1,258	1,228	1,185	2,530	2,413
Interest credited to policyholder account balances	496	513	497	498	493	985	991
Capitalization of DAC	(395)	(373)	(404)	(392)	(370)	(830)	(762)
Amortization of DAC and VOBA	296	470	289	288	321	610	609
Amortization of negative VOBA	(8)	(5)	(7)	(8)	(8)	(15)	(16)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	832	811	846	837	763	1,731	1,600
Total adjusted expenses	2,454	2,636	2,479	2,451	2,384	5,011	4,835
Adjusted earnings before provision for income tax	741	806	819	813	545	1,609	1,358
Provision for income tax expense (benefit)	221	237	233	233	159	466	392
Adjusted earnings	520	569	586	580	386	1,143	966
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$520	$569	$586	$580	$386	$1,143	$966

Adjusted premiums, fees and other revenues	$2,037	$2,088	$2,022	$2,022	$1,917	$4,198	$3,939

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Adjusted premiums, fees and other revenues	$2,037	$2,088	$2,022	$2,022	$1,917

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,786	$1,857	$1,841	$1,875	$1,917
Add: Operating joint ventures, on a constant currency basis (1), (2)	270	312	310	388	312
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,056	$2,169	$2,151	$2,263	$2,229

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Direct and allocated expenses	$314	$305	$319	$326	$291
Pension, postretirement and postemployment benefit costs	22	22	31	20	19
Premium taxes, other taxes, and licenses & fees	45	39	41	39	31
Commissions and other variable expenses	451	445	455	452	422
Adjusted other expenses	$832	$811	$846	$837	$763
Adjusted other expenses, net of adjusted capitalization of DAC	$437	$438	$442	$445	$393

Adjusted other expenses on a constant currency basis	$724	$712	$762	$769	$763
Add: Operating joint ventures, on a constant currency basis (1), (2)	90	97	99	115	106
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$814	$809	$861	$884	$869
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$453	$462	$477	$495	$479

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Japan:
Life	$160	$161	$187	$182	$107
Accident & Health	61	56	66	77	75
Annuities	76	65	71	98	130
Other	1	2	2	2	2
Total Japan	298	284	326	359	314
Other Asia	172	190	253	204	167
Total sales	$470	$474	$579	$563	$481

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Adjusted earnings available to common shareholders	$520	$569	$586	$580	$386
Adjusted earnings available to common shareholders, on a constant currency basis	$498	$561	$575	$570	$386

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

GA AUM	$140,875	$141,304	$140,317	$131,989	$117,597
GA AUM (at amortized cost)	$129,411	$130,777	$130,310	$129,935	$122,257

GA AUM (at amortized cost), on a constant currency basis	$116,727	$119,249	$120,486	$122,616	$122,257
Add: Operating joint ventures, on a constant currency basis (1)	5,734	5,890	6,436	7,191	7,413
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$122,461	$125,139	$126,922	$129,807	$129,670

(1)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$636	$705	$673	$732	$826	$1,231	$1,558
Universal life and investment-type product policy fees	287	274	278	290	296	557	586
Net investment income	308	306	358	322	459	607	781
Other revenues	11	9	11	9	10	21	19
Total adjusted revenues	1,242	1,294	1,320	1,353	1,591	2,416	2,944

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	724	885	773	769	811	1,485	1,580
Interest credited to policyholder account balances	60	63	67	68	84	119	152
Capitalization of DAC	(100)	(109)	(110)	(113)	(120)	(195)	(233)
Amortization of DAC and VOBA	83	62	80	80	90	143	170
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	1	3	4	2	7
Other expenses	343	363	360	354	370	678	724
Total adjusted expenses	1,111	1,266	1,171	1,161	1,239	2,232	2,400
Adjusted earnings before provision for income tax	131	28	149	192	352	184	544
Provision for income tax expense (benefit)	34	(1)	24	50	85	47	135
Adjusted earnings	97	29	125	142	267	137	409
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$97	$29	$125	$142	$267	$137	$409

Adjusted premiums, fees and other revenues	$934	$988	$962	$1,031	$1,132	$1,809	$2,163

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Direct and allocated expenses	$120	$126	$132	$126	$122
Pension, postretirement and postemployment benefit costs	1	2	—	1	1
Premium taxes, other taxes, and licenses & fees	11	10	8	12	11
Commissions and other variable expenses	211	225	220	215	236
Adjusted other expenses	$343	$363	$360	$354	$370
Adjusted other expenses, net of adjusted capitalization of DAC	$243	$254	$250	$241	$250
Adjusted other expenses on a constant currency basis	$331	$357	$369	$357	$370
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$235	$250	$256	$243	$250

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Mexico	109	113	125	156	126
Chile	52	62	63	69	82
All other	71	73	65	59	69
Total sales	$232	$248	$253	$284	$277

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Adjusted premiums, fees and other revenues	$934	$988	$962	$1,031	$1,132
Adjusted earnings available to common shareholders	$97	$29	$125	$142	$267

Adjusted premiums, fees and other revenues, on a constant currency basis	$899	$967	$986	$1,036	$1,132
Adjusted earnings available to common shareholders, on a constant currency basis	$83	$23	$125	$137	$267

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$621	$532	$520	$509	$492	$1,219	$1,001
Universal life and investment-type product policy fees	107	128	93	88	86	174	174
Net investment income	62	46	44	41	38	125	79
Other revenues	16	10	8	9	8	29	17
Total adjusted revenues	806	716	665	647	624	1,547	1,271

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	333	268	297	282	237	676	519
Interest credited to policyholder account balances	25	17	20	17	20	49	37
Capitalization of DAC	(122)	(110)	(110)	(101)	(108)	(249)	(209)
Amortization of DAC and VOBA	94	118	82	86	95	156	181
Amortization of negative VOBA	(2)	(1)	(2)	(1)	(2)	(4)	(3)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	349	308	318	296	298	698	594
Total adjusted expenses	677	600	605	579	540	1,326	1,119
Adjusted earnings before provision for income tax	129	116	60	68	84	221	152
Provision for income tax expense (benefit)	35	22	18	16	20	56	36
Adjusted earnings	94	94	42	52	64	165	116
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$94	$94	$42	$52	$64	$165	$116

Adjusted premiums, fees and other revenues	$744	$670	$621	$606	$586	$1,422	$1,192

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Direct and allocated expenses	$116	$98	$102	$97	$101
Pension, postretirement and postemployment benefit costs	2	3	2	1	2
Premium taxes, other taxes, and licenses & fees	6	5	4	6	4
Commissions and other variable expenses	225	202	210	192	191
Adjusted other expenses	$349	$308	$318	$296	$298
Adjusted other expenses, net of adjusted capitalization of DAC	$227	$198	$208	$195	$190
Adjusted other expenses on a constant currency basis	$314	$278	$295	$283	$298
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$207	$182	$194	$187	$190

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Adjusted premiums, fees and other revenues	$744	$670	$621	$606	$586
Adjusted earnings available to common shareholders	$94	$94	$42	$52	$64

Adjusted premiums, fees and other revenues, on a constant currency basis	$665	$609	$579	$578	$586
Adjusted earnings available to common shareholders, on a constant currency basis	$76	$80	$36	$48	$64
Total sales on a constant currency basis	$204	$168	$176	$228	$222

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$839	$805	$862	$776	$760	$1,666	$1,536
Universal life and investment-type product policy fees	273	279	275	269	339	547	608
Net investment income	1,543	1,771	1,490	1,409	1,280	3,189	2,689
Other revenues	69	57	69	44	23	131	67
Total adjusted revenues	2,724	2,912	2,696	2,498	2,402	5,533	4,900

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,549	1,611	1,585	1,518	1,433	3,072	2,951
Interest credited to policyholder account balances	210	212	208	202	203	420	405
Capitalization of DAC	(9)	(8)	(8)	(7)	(8)	(17)	(15)
Amortization of DAC and VOBA	56	80	67	76	74	110	150
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	1	1	2	3	3
Other expenses	244	255	240	236	242	497	478
Total adjusted expenses	2,052	2,151	2,093	2,026	1,946	4,085	3,972
Adjusted earnings before provision for income tax	672	761	603	472	456	1,448	928
Provision for income tax expense (benefit)	136	155	121	95	92	294	187
Adjusted earnings	536	606	482	377	364	1,154	741
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$536	$606	$482	$377	$364	$1,154	$741

Adjusted premiums, fees and other revenues	$1,181	$1,141	$1,206	$1,089	$1,122	$2,344	$2,211

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$81,446	$81,993	$82,115	$82,383	$81,617
Premiums and deposits (2), (3)	1,100	1,070	1,121	1,035	966
Surrenders and withdrawals	(538)	(532)	(529)	(504)	(520)
Benefit payments	(790)	(818)	(805)	(907)	(734)
Net flows	(228)	(280)	(213)	(376)	(288)
Net transfers from (to) separate accounts	9	12	10	8	10
Interest	834	838	839	835	839
Policy charges	(183)	(183)	(180)	(181)	(180)
Other	115	(265)	(188)	(1,052)	(372)
Balance, end of period	$81,993	$82,115	$82,383	$81,617	$81,626

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$18,367	$18,270	$18,341	$18,061	$17,676
Premiums and deposits (2), (3)	91	72	89	84	91
Surrenders and withdrawals	(306)	(326)	(410)	(323)	(327)
Benefit payments	(150)	(144)	(152)	(161)	(148)
Net flows	(365)	(398)	(473)	(400)	(384)
Net transfers from (to) separate accounts	29	61	52	66	69
Interest	125	125	125	119	119
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	118	287	20	(166)	130
Balance, end of period	$18,270	$18,341	$18,061	$17,676	$17,606

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$7,021	$7,424	$7,248	$7,512	$6,776
Premiums and deposits (3)	57	56	57	59	56
Surrenders and withdrawals	(67)	(61)	(64)	(61)	(38)
Benefit payments	(18)	(15)	(19)	(18)	(15)
Net flows	(28)	(20)	(26)	(20)	3
Investment performance	508	(80)	367	(646)	(1,176)
Net transfers from (to) general account	(9)	(12)	(10)	(8)	(10)
Policy charges	(66)	(66)	(65)	(66)	(66)
Other	(2)	2	(2)	4	—
Balance, end of period	$7,424	$7,248	$7,512	$6,776	$5,527

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Balance, beginning of period	$40,444	$41,543	$39,840	$40,173	$36,079
Premiums and deposits (3)	83	61	74	72	74
Surrenders and withdrawals	(1,094)	(1,127)	(1,177)	(866)	(728)
Benefit payments	(121)	(116)	(135)	(124)	(105)
Net flows	(1,132)	(1,182)	(1,238)	(918)	(759)
Investment performance	2,460	(258)	1,819	(2,937)	(4,919)
Net transfers from (to) general account	(29)	(61)	(52)	(66)	(69)
Policy charges	(200)	(203)	(195)	(174)	(170)
Other	—	1	(1)	1	1
Balance, end of period	$41,543	$39,840	$40,173	$36,079	$30,163

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Direct and allocated expenses	$164	$165	$163	$167	$160
Pension, postretirement and postemployment benefit costs	4	4	4	1	1
Premium taxes, other taxes, and licenses & fees	18	16	16	16	17
Commissions and other variable expenses	58	70	57	52	64
Adjusted other expenses	$244	$255	$240	$236	$242

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Life (1)
Adjusted premiums, fees and other revenues	$766	$734	$791	$704	$758
Interest adjusted benefit ratio	47.1%	53.3%	54.3%	54.1%	33.2%

Lapse Ratio (2)
Traditional life	4.0%	4.0%	4.0%	4.2%	4.4%
Variable & universal life	3.3%	3.3%	3.3%	3.4%	3.3%
Fixed annuity	6.7%	6.8%	6.8%	6.3%	6.2%
Variable annuity	9.2%	9.7%	10.2%	10.0%	9.8%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Adjusted revenues
Premiums	$(20)	$16	$(19)	$(4)	$(6)	$38	$(10)
Universal life and investment-type product policy fees	1	—	1	—	2	1	2
Net investment income	48	93	91	104	5	60	109
Other revenues	109	108	117	101	98	195	199
Total adjusted revenues	138	217	190	201	99	294	300

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(13)	9	(2)	(7)	(2)	27	(9)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(3)	(2)	(3)	(2)	(6)	(5)
Amortization of DAC and VOBA	3	2	2	2	2	5	4
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	223	236	219	219	219	447	438
Other expenses	34	137	284	136	184	141	320
Total adjusted expenses	244	381	501	347	401	614	748
Adjusted earnings before provision for income tax	(106)	(164)	(311)	(146)	(302)	(320)	(448)
Provision for income tax expense (benefit)	(81)	(96)	(303)	(92)	(88)	(192)	(180)
Adjusted earnings	(25)	(68)	(8)	(54)	(214)	(128)	(268)
Preferred stock dividends	35	63	29	63	29	103	92
Adjusted earnings available to common shareholders	$(60)	$(131)	$(37)	$(117)	$(243)	$(231)	$(360)

Adjusted premiums, fees and other revenues	$90	$124	$99	$97	$94	$234	$191

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Business activities	$28	$41	$45	$36	$34	$57	$70
Net investment income	51	95	89	104	6	64	110
Interest expense on debt	(235)	(247)	(228)	(227)	(226)	(469)	(453)
Corporate initiatives and projects	(24)	(25)	(54)	(12)	(21)	(49)	(33)
Other	74	(28)	(163)	(47)	(95)	77	(142)
Provision for income tax (expense) benefit and other tax-related items	81	96	303	92	88	192	180
Preferred stock dividends	(35)	(63)	(29)	(63)	(29)	(103)	(92)
Adjusted earnings available to common shareholders	$(60)	$(131)	$(37)	$(117)	$(243)	$(231)	$(360)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Fixed Maturity Securities
Yield	3.76%	3.71%	3.77%	3.52%	3.66%	3.74%	3.59%
Investment income (2), (3)	$2,785	$2,761	$2,816	$2,638	$2,709	$5,569	$5,347
Investment gains (losses)	6	130	(2)	(599)	(671)	(58)	(1,270)
Ending carrying value (4)	342,344	342,591	341,876	321,656	285,573	342,344	285,573
Mortgage Loans
Yield	4.29%	4.12%	4.23%	4.13%	4.11%	4.20%	4.12%
Investment income (3)	885	837	847	823	832	1,746	1,655
Investment gains (losses)	(2)	43	(119)	44	48	58	92
Ending carrying value	81,497	80,964	79,353	79,968	82,055	81,497	82,055
Real Estate and Real Estate Joint Ventures
Yield	3.65%	6.00%	6.36%	7.82%	8.98%	3.42%	8.40%
Investment income	109	181	194	241	277	204	518
Investment gains (losses)	368	66	20	4	159	416	163
Ending carrying value	11,901	12,182	12,216	12,379	12,376	11,901	12,376
Policy Loans
Yield	5.18%	5.09%	5.02%	5.13%	5.09%	5.16%	5.11%
Investment income	120	118	115	116	114	241	230
Ending carrying value	9,256	9,186	9,111	9,036	8,876	9,256	8,876
Equity Securities
Yield	4.30%	4.85%	3.76%	3.48%	2.46%	4.62%	2.99%
Investment income	9	8	8	7	5	20	12
Investment gains (losses)	55	(33)	11	(50)	(42)	130	(92)
Ending carrying value	1,001	941	1,269	988	1,085	1,001	1,085
Other Limited Partnership Interests
Yield (5)	36.58%	48.43%	30.11%	25.35%	4.69%	43.04%	15.02%
Investment income (5)	1,050	1,542	1,058	926	171	2,335	1,097
Investment gains (losses)	(8)	(4)	11	18	(2)	(13)	16
Ending carrying value (6)	11,980	13,480	14,625	14,570	14,636	11,980	14,636
Cash and Short-term Investments
Yield	0.72%	0.70%	0.93%	1.08%	1.53%	0.79%	1.30%
Investment income	21	20	25	30	43	42	73
Investment gains (losses)	2	6	15	14	42	6	56
Ending carrying value	28,796	26,106	27,223	26,634	23,591	28,796	23,591
Other Invested Assets
Investment income	266	342	291	364	484	564	848
Investment gains (losses)	19	12	51	47	69	36	116
Ending carrying value	18,977	18,683	18,655	18,696	19,901	18,977	19,901
Total Investments
Investment income yield	4.85%	5.36%	4.94%	4.72%	4.29%	4.95%	4.51%
Investment fees and expenses yield	(0.12)%	(0.12)%	(0.13)%	(0.13)%	(0.12)%	(0.13)%	(0.13)%
Net Investment Income Yield	4.73%	5.24%	4.81%	4.59%	4.17%	4.82%	4.38%
Investment income	$5,245	$5,809	$5,354	$5,145	$4,635	$10,721	$9,780
Investment fees and expenses	(128)	(125)	(138)	(142)	(131)	(274)	(273)
Net investment income including divested businesses	5,117	5,684	5,216	5,003	4,504	10,447	9,507
Less: Net investment income from divested businesses	—	16	15	11	—	36	11
Adjusted Net Investment Income (7)	$5,117	$5,668	$5,201	$4,992	$4,504	$10,411	$9,496
Ending Carrying Value	$505,752	$504,133	$504,328	$483,927	$448,093	$505,752	$448,093
Investment Portfolio Gains (Losses) including divested businesses	$440	$220	$(13)	$(522)	$(397)	$575	$(919)
Less: Divested businesses	—	—	2	—	—	28	—
Investment Portfolio Gains (Losses) (8)	$440	$220	$(15)	$(522)	$(397)	$547	$(919)
Gross investment gains	656	352	331	310	597	1,028	907
Gross investment losses	(164)	(156)	(242)	(548)	(1,084)	(452)	(1,632)
Net credit loss (provision) release and (impairments)	(52)	24	(104)	(284)	90	(29)	(194)
Investment Portfolio Gains (Losses) (8)	440	220	(15)	(522)	(397)	547	(919)
Investment portfolio gains (losses) income tax (expense) benefit	(78)	(60)	17	116	92	(103)	208
Investment Portfolio Gains (Losses), Net of Income Tax	$362	$160	$2	$(406)	$(305)	$444	$(711)

Derivative gains (losses) including Divested businesses	$210	$(445)	$(431)	$(1,074)	$(1,427)	$(2,245)	$(2,501)
Less: Derivative gains (losses) from divested businesses	—	—	—	—	—	(1)	—
Derivative gains (losses) (8)	210	(445)	(431)	(1,074)	(1,427)	(2,244)	(2,501)
Derivative gains (losses) income tax (expense) benefit	(63)	127	96	265	396	536	661
Derivative Gains (Losses), Net of Income Tax	$147	$(318)	$(335)	$(809)	$(1,031)	$(1,708)	$(1,840)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$91,371	26.8%	$92,012	27.0%	$93,034	27.3%	$87,136	27.2%	$80,555	28.3%
Foreign corporate		65,605	19.2%	63,922	18.7%	63,640	18.7%	61,129	19.1%	54,177	19.1%
Foreign government		64,630	19.0%	63,380	18.6%	61,609	18.1%	57,282	17.9%	48,016	16.9%
U.S. government and agency		46,556	13.7%	48,100	14.1%	46,599	13.7%	40,334	12.6%	33,690	11.9%
Residential mortgage-backed		29,848	8.8%	30,267	8.9%	30,404	8.9%	30,080	9.4%	27,303	9.6%
Asset-backed securities and collateralized loan obligations		16,713	4.9%	17,403	5.1%	18,569	5.5%	19,305	6.0%	17,054	6.0%
Municipals		13,923	4.1%	14,040	4.1%	14,212	4.2%	12,958	4.1%	12,513	4.4%
Commercial mortgage-backed		12,049	3.5%	11,914	3.5%	12,207	3.6%	11,855	3.7%	10,870	3.8%
Fixed Maturity Securities Available-For-Sale		$340,695	100.0%	$341,038	100.0%	$340,274	100.0%	$320,079	100.0%	$284,178	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$237,231	69.6%	$239,158	70.1%	$239,394	70.4%	$222,096	69.4%	$195,090	68.7%
Baa	2	86,293	25.3%	84,831	24.9%	85,209	25.0%	82,616	25.8%	74,783	26.3%
Ba	3	12,978	3.8%	12,876	3.8%	11,973	3.5%	11,788	3.7%	11,129	3.9%
B	4	3,534	1.1%	3,584	1.0%	3,150	0.9%	2,923	0.9%	2,653	0.9%
Caa and lower	5	604	0.2%	565	0.2%	526	0.2%	480	0.1%	389	0.2%
In or near default	6	55	—%	24	—%	22	—%	176	0.1%	134	—%
Total Fixed Maturity Securities Available-For-Sale (9)		$340,695	100.0%	$341,038	100.0%	$340,274	100.0%	$320,079	100.0%	$284,178	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022

Gross unrealized gains		$35,681		$33,349		$31,901		$16,145		$8,666
Gross unrealized losses		1,989		2,247		2,420		9,583		23,759
Net Unrealized Gains (Losses)		$33,692		$31,102		$29,481		$6,562		$(15,093)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022

Commercial mortgage loans	$51,602		$51,336		$50,553		$51,117		$52,348
Agricultural mortgage loans	18,044		18,353		18,111		17,882		18,563
Residential mortgage loans	12,421		11,838		11,323		11,584		11,606
Mortgage loans held-for-sale	—		—		—		—		24
Mortgage Loans	82,067		81,527		79,987		80,583		82,541
Valuation allowances	(570)		(563)		(634)		(615)		(486)
Mortgage Loans, net	$81,497		$80,964		$79,353		$79,968		$82,055

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2021		September 30, 2021		December 31, 2021		March 31, 2022		June 30, 2022
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,161	19.7%	$10,249	20.0%	$9,676	19.1%	$9,824	19.2%	$9,901	18.9%
Non-U.S.	10,227	19.8%	9,501	18.5%	9,969	19.7%	10,064	19.7%	9,726	18.6%
Middle Atlantic	8,115	15.7%	7,877	15.3%	7,537	14.9%	7,876	15.4%	7,918	15.1%
South Atlantic	7,186	13.9%	7,047	13.7%	6,800	13.5%	6,849	13.4%	6,852	13.1%
West South Central	3,636	7.0%	3,434	6.7%	3,492	6.9%	3,587	7.0%	3,943	7.5%
New England	2,214	4.3%	2,623	5.1%	2,748	5.4%	2,752	5.4%	2,781	5.3%
Mountain	1,903	3.7%	1,996	3.9%	1,993	4.0%	2,078	4.1%	2,268	4.3%
East North Central	2,197	4.3%	2,229	4.3%	2,129	4.2%	2,013	3.9%	1,489	2.9%
East South Central	781	1.5%	824	1.6%	759	1.5%	725	1.4%	636	1.2%
West North Central	649	1.3%	649	1.3%	663	1.3%	458	0.9%	428	0.8%
Multi-Region and Other	4,533	8.8%	4,907	9.6%	4,787	9.5%	4,891	9.6%	6,406	12.3%
Total	$51,602	100.0%	$51,336	100.0%	$50,553	100.0%	$51,117	100.0%	$52,348	100.0%

Office	$22,883	44.3%	$22,573	44.0%	$22,388	44.3%	$22,170	43.4%	$21,923	41.9%
Apartment	8,699	16.9%	8,910	17.4%	9,121	18.0%	9,578	18.7%	10,536	20.1%
Retail	8,960	17.4%	8,684	16.9%	8,548	16.9%	8,766	17.2%	8,524	16.3%
Industrial	5,437	10.5%	5,562	10.8%	5,096	10.1%	5,055	9.9%	4,902	9.4%
Hotel	3,187	6.2%	3,175	6.2%	3,201	6.3%	3,137	6.1%	3,323	6.3%
Other	2,436	4.7%	2,432	4.7%	2,199	4.4%	2,411	4.7%	3,140	6.0%
Total	$51,602	100.0%	$51,336	100.0%	$50,553	100.0%	$51,117	100.0%	$52,348	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Average quarterly asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $50 million, $6 million, $75 million, ($65) million and ($89) million for the three months ended June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30,2022, respectively, and $86 million and ($154) million for the year-to-date period ended June 30, 2021 and June 30, 2022, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Fixed maturity securities available-for-sale	$340,695	$341,038	$340,274	$320,079	$284,178
Contractholder-directed equity securities and fair value option securities	12,177	12,055	12,142	11,418	9,875
Total fixed maturity securities	352,872	353,093	352,416	331,497	294,053
Less: Contractholder-directed equity securities	10,528	10,502	10,540	9,841	8,480
Fixed maturity securities	$342,344	$342,591	$341,876	$321,656	$285,573

(5)Other limited partnership interests includes investment income related to private equity investments of $1,045 million, $1,516 million, $1,059 million, $984 million and $216 million for the three months ended June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, respectively, and $2,323 million and $1,200 million for the year-to-date period ended June 30, 2021 and June 30, 2022, respectively. The annualized yields for these periods were 38.60%, 50.19%, 31.64%, 28.16%, 6.17%, 45.52% and 17.14%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $11,337 million, $12,811 million, $13,963 million, $13,971 million and $14,092 million at June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, respectively.

(7)Adjusted net investment income reflects the adjustments as presented on Page 5.
(8)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Net investment gains (losses)	$1,605	$(84)	$(126)	$(518)	$(685)	$1,739	$(1,203)
Less: Operating joint venture adjustments	—	1	—	6	(1)	—	5
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	5	9	22	7	(1)	14	6
Less: Non-investment portfolio gains (losses)	1,160	(314)	(135)	(9)	(286)	1,150	(295)
Less: Divested businesses	—	—	2	—	—	28	—
Investment portfolio gains (losses)	$440	$220	$(15)	$(522)	$(397)	$547	$(919)

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Net derivative gains (losses)	$421	$(218)	$(196)	$(859)	$(1,195)	$(1,814)	$(2,054)
Less: Investment hedge adjustments	212	228	235	215	232	432	447
Less: PAB hedge adjustments	(1)	(1)	—	—	—	(1)	—
Less: Divested businesses	—	—	—	—	—	(1)	—
Derivative gains (losses)	$210	$(445)	$(431)	$(1,074)	$(1,427)	$(2,244)	$(2,501)

(9)Fixed maturity securities available-for-sale are presented by NRSRO rating, except for non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), which are presented using NAIC designations for modeled securities. In addition, the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations is provided. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. If no NAIC designation is available, then, as permitted by the NAIC, an internally developed designation is used. NRSRO ratings and NAIC designations are as of the dates shown. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs, included within Caa and lower, that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$3,366	$1,521	$1,176	$606	$103	$3,656	$709
Add: Preferred stock dividends	35	63	29	63	29	103	92
Add: Preferred stock redemption premium	6	—	—	—	—	6	—
Add: Net Income (loss) attributable to noncontrolling interests	5	5	6	5	6	10	11
Net income (loss)	3,412	1,589	1,211	674	138	$3,775	$812
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	1,605	(84)	(126)	(518)	(685)	1,739	(1,203)
Net derivative gains (losses)	421	(218)	(196)	(859)	(1,195)	(1,814)	(2,054)
Premiums - Divested businesses	—	57	60	41	—	865	41
Universal life and investment-type product policy fees
Unearned revenue adjustments	12	46	13	(8)	(11)	12	(19)
GMIB fees	24	25	24	23	22	49	45
Divested businesses	—	13	13	11	—	—	11
Net investment income
Investment hedge adjustments	(212)	(228)	(235)	(215)	(232)	(432)	(447)
Operating joint venture adjustments	—	(1)	—	(6)	1	—	(5)
Unit-linked contract income	378	114	253	(498)	(688)	585	(1,186)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(3)	(1)	(1)	—	(2)	(6)	(2)
Divested businesses	—	16	15	11	—	36	11
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	60	73	53	47	48	95	95
Divested businesses	—	6	5	3	—	11	3
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(8)	(8)	(7)	(7)	(6)	(17)	(13)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	18	—	(99)	(39)	(152)	96	(191)
GMIB costs	(70)	(116)	(88)	45	125	(198)	170
Market value adjustments	(16)	(21)	(23)	(12)	34	(39)	22
Divested businesses	—	(36)	(41)	(22)	—	(582)	(22)
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	—	—	—	1	—
Unit-linked contract costs	(366)	(116)	(246)	505	695	(576)	1,200
Divested businesses	—	(5)	(5)	(3)	—	—	(3)
Capitalization of DAC - Divested businesses	—	15	15	11	—	89	11
Amortization of DAC and VOBA
Related to NIGL and NDGL	(9)	(31)	(63)	19	(4)	(6)	15
Related to GMIB fees and GMIB costs	12	(13)	(5)	(1)	(16)	25	(17)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	(14)	(14)	(9)	—	(98)	(9)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	(1)	—
Other expenses
Noncontrolling interests	6	7	9	7	4	12	11
Regulatory implementation costs	(6)	—	(1)	—	(2)	(3)	(2)
Acquisition, integration and other costs	(4)	(2)	1	(7)	(13)	(8)	(20)
TSA fees	(60)	(73)	(53)	(47)	(48)	(95)	(95)
Divested businesses	(4)	(41)	(81)	(32)	(8)	(236)	(40)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(491)	99	167	444	616	114	1,060
Adjusted earnings	2,124	2,125	1,867	1,790	1,655	4,157	3,445
Less: Preferred stock dividends	35	63	29	63	29	103	92
Adjusted earnings available to common shareholders	$2,089	$2,062	$1,838	$1,727	$1,626	$4,054	$3,353

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$(140)	$—	$—	$77	$—	$77
Litigation reserves and settlement costs	66	—	—	—	—	66	—
Tax adjustments	—	—	140	—	—	—	—
Total notable items	$66	$(140)	$140	$—	$77	$66	$77

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$(79)	$—	$—	$—	$—	$—
Total notable items	$—	$(79)	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$(2)	$—	$—	$—	$—	$—
Total notable items	$—	$(2)	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$(6)	$—	$—	$—	$—	$—
Total notable items	$—	$(6)	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Actuarial assumption review and other insurance adjustments	$—	$(53)	$—	$—	$77	$—	$77
Total notable items	$—	$(53)	$—	$—	$77	$—	$77

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	June 30, 2021	June 30, 2022
Litigation reserves and settlement costs	$66	$—	$—	$—	$—	$66	$—
Tax adjustments	—	—	140	—	—	—	—
Total notable items	$66	$—	$140	$—	$—	$66	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Total MetLife, Inc.'s stockholders' equity	$69,138	$69,050	$67,482	$53,965	$37,101
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	65,320	65,232	63,664	50,147	33,283
Less: Net unrealized investment gains (losses), net of income tax	18,608	18,658	17,671	5,182	(9,457)
Defined benefit plans adjustment, net of income tax	(1,836)	(1,805)	(1,598)	(1,577)	(1,555)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,548	$48,379	$47,591	$46,542	$44,295
Less: Goodwill, net of income tax	9,398	9,317	9,221	9,163	8,828
VODA and VOCRA, net of income tax	779	763	718	699	679
Total MetLife, Inc.'s tangible common stockholders' equity	$38,371	$38,299	$37,652	$36,680	$34,788

Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,548	$48,379	$47,591	$46,542	$44,295
Less: Accumulated year-to-date total notable items (2)	66	(74)	66	—	77
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$48,482	$48,453	$47,525	$46,542	$44,218

Unaudited (In millions, except per share data)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Book value per common share	$75.86	$77.24	$77.12	$61.55	$41.73
Less: Net unrealized investment gains (losses), net of income tax	21.61	22.09	21.41	6.36	(11.86)
Defined benefit plans adjustment, net of income tax	(2.13)	(2.14)	(1.94)	(1.93)	(1.95)
Book value per common share, excluding AOCI other than FCTA	$56.38	$57.29	$57.65	$57.12	$55.54
Less: Goodwill, net of income tax	10.92	11.04	11.17	11.24	11.07
VODA and VOCRA, net of income tax	0.90	0.90	0.87	0.86	0.85
Book value per common share - tangible common stockholders' equity	$44.56	$45.35	$45.61	$45.02	$43.62

Common shares outstanding, end of period	861.1	844.5	825.5	814.8	797.6

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022

Return on MetLife, Inc.'s:
Common stockholders' equity	21.2%	9.3%	7.3%	4.3%	1.0%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	13.2%	12.6%	11.4%	12.1%	15.6%
Common stockholders' equity, excluding AOCI other than FCTA	17.5%	17.0%	15.3%	14.7%	14.3%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	17.0%	18.2%	14.2%	14.7%	13.7%
Tangible common stockholders' equity (3)	22.6%	21.7%	19.6%	18.8%	18.4%

Average common stockholders' equity	$63,436	$65,276	$64,448	$56,906	$41,715
Average common stockholders' equity, excluding AOCI other than FCTA	$47,618	$48,464	$47,985	$47,067	$45,419
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,585	$48,468	$47,989	$47,067	$45,380
Average tangible common stockholders' equity	$37,341	$38,335	$37,976	$37,166	$35,734

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the adjusted return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022 and June 30,2022, of $20 million, $20 million, $19 million, $18 million and $19 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
U.S. (1)	$6,136	$6,408	$10,100	$7,887	$8,943
ASIA	1,786	1,857	1,841	1,875	1,917
LATIN AMERICA	899	967	986	1,036	1,132
EMEA	665	609	579	578	586
METLIFE HOLDINGS (1)	1,181	1,141	1,206	1,089	1,122
CORPORATE & OTHER (1)	90	124	99	97	94
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,757	$11,106	$14,811	$12,562	$13,794
Adjusted premiums, fees and other revenues	$11,122	$11,419	$15,010	$12,732	$13,794

ASIA (including operating joint ventures) (2), (3)	$2,056	$2,169	$2,151	$2,263	$2,229

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
U.S. (1)	$898	$886	$937	$979	$949
ASIA	724	712	762	769	763
LATIN AMERICA	331	357	369	357	370
EMEA	314	278	295	283	298
METLIFE HOLDINGS (1)	244	255	240	236	242
CORPORATE & OTHER (1)	34	137	284	136	184
Adjusted other expenses on a constant currency basis	$2,545	$2,625	$2,887	$2,760	$2,806
Adjusted other expenses	$2,700	$2,760	$2,985	$2,838	$2,806

ASIA (including operating joint ventures) (2), (3)	$814	$809	$861	$884	$869

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
U.S. (1)	$902	$895	$640	$693	$788
ASIA	498	561	575	570	386
LATIN AMERICA	83	23	125	137	267
EMEA	76	80	36	48	64
METLIFE HOLDINGS (1)	536	606	482	377	364
CORPORATE & OTHER (1)	(60)	(131)	(37)	(117)	(243)
Adjusted earnings available to common shareholders on a constant currency basis	$2,035	$2,034	$1,821	$1,708	$1,626
Adjusted earnings available to common shareholders	$2,089	$2,062	$1,838	$1,727	$1,626

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organization
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements